UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018 (September 26, 2018)

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation or organization)		Number)

Suite 901, Building 6
No. 1678 Jinshajiang Road
Putuo District, Shanghai, China	200333
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 21-3258 3578

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.01. Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K filed by Planet Green Holdings Corp. (the “Company”) on October 2, 2018 (the “Initial Form 8-K”) to include (i) audited consolidated financial statements for the year ended December 31, 2017 and unaudited consolidated financial statements for the perioed ended September 30, 2018 of Taishan Muren Agriculture Co. Ltd. (“Muren”), acquired by the Company on September 28, 2018, and (ii) unaudited condensed consolidated pro forma financial information of the Company reflecting ownership of the Muren as of and for the period ended September 30, 2018, which were permitted pursuant to Item 9 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Muren Audited Financial Statements as of and for the fiscal year ended December 31, 2017 and the period ended September 30, 2018

(b) Unaudited Pro Forma Financial Information

Planet Green Holdings Corp. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the period ended September 30, 2018

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment

99.1	Press Release, dated September 28, 2018

99.2*	Muren Audited Financial Statements as of and for the fiscal year ended December 31, 2017 and the period ended September 30, 2018

99.3*	Planet Green Holdings Corp. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the period ended September 30, 2018

* Filed herewith

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2018	PLANET GREEN HOLDINGS CORP.

By: /s/ Hongxiang Yu
Name: Hongxiang Yu
Title: Chief Executive Officer